EXHIBIT 20.1

                          Subsidiary Guarantees of Debt

The Company's Senior Notes, Senior Subordinated Notes and Senior Credit Facility agreements are guaranteed on a full, unconditional, and joint and several basis by certain of the Company's wholly owned domestic subsidiaries. The following is condensed, consolidating financial information for the Company, segregating the guarantor subsidiaries and non-guarantor subsidiaries, as of October 3, 1999, and December 31, 1998, and for the nine-month periods ended October 3, 1999, and September 27, 1998 (in millions of dollars). Certain prior-year amounts have been reclassified in order to conform with the current year presentation. Separate financial statements for the guarantor subsidiaries and the non-guarantor subsidiaries are not presented because management has determined that such financial statements would not be material to investors.



                                                                   CONSOLIDATED BALANCE SHEET
                                          ------------------------------------------------------------------------------
                                                                        October 3, 1999
                                          ------------------------------------------------------------------------------
                                               Ball         Guarantor      Non-Guarantor   Eliminating     Consolidated
                                           Corporation     Subsidiaries    Subsidiaries    Adjustments         Total
                                          --------------  --------------  --------------  --------------  --------------
ASSETS
Current assets
  Cash and temporary investments            $     7.6       $     0.4       $    22.6       $     -         $    30.6
  Accounts receivable, net                        4.2           346.0            70.5             -             420.7
  Inventories, net                                -             394.1           103.6             -             497.7
  Deferred income tax benefits and
    prepaid expenses                            115.1            91.0            11.7          (144.8)           73.0
                                          --------------  --------------  --------------  --------------  --------------
    Total current assets                        126.9           831.5           208.4          (144.8)        1,022.0
                                          --------------  --------------  --------------  --------------  --------------

Property, plant and equipment, at cost           25.0         1,493.9           382.5             -           1,901.4
Accumulated depreciation                        (12.8)         (678.0)          (91.9)            -            (782.7)
                                          --------------  --------------  --------------  --------------  --------------
                                                 12.2           815.9           290.6             -           1,118.7
                                          --------------  --------------  --------------  --------------  --------------
Investment in subsidiaries                    1,334.9           335.8            10.1        (1,680.8)            -
Investment in affiliates                          9.1             2.5            70.7             -              82.3
Goodwill, net                                     -             367.7           119.0             -             486.7
Other assets                                     79.3            38.5            19.2             -             137.0
                                          --------------  --------------  --------------  --------------  --------------
                                            $ 1,562.4       $ 2,391.9       $   718.0       $(1,825.6)      $ 2,846.7
                                          ==============  ==============  ==============  ==============  ==============

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
  Short-term debt and current portion
    of long-term debt                       $    44.1       $     -         $    59.8       $     -         $   103.9
  Accounts payable                               13.3           274.2            70.3             -             357.8
  Salaries and wages                              6.9            85.6             8.0             -             100.5
  Other current liabilities                      23.4           159.5            39.1          (144.8)           77.2
                                          --------------  --------------  --------------  --------------  --------------
    Total current liabilities                    87.7           519.3           177.2          (144.8)          639.4
                                          --------------  --------------  --------------  --------------  --------------

  Long-term debt                              1,212.9            10.4             6.8             -           1,230.1
  Intercompany borrowings                      (535.9)          402.8           133.1             -               -
  Employee benefit obligations,
    deferred income taxes and other             110.1           101.3            58.1             -             269.5
                                          --------------  --------------  --------------  --------------  --------------
    Total noncurrent liabilities                787.1           514.5           198.0             -           1,499.6
                                          --------------  --------------  --------------  --------------  --------------

Contingencies
Minority interests                                -               -              20.1             -              20.1
                                          --------------  --------------  --------------  --------------  --------------
Shareholders' equity
  Series B ESOP Convertible Preferred
    Stock                                        56.3             -               -               -              56.3
  Convertible preferred stock                     -               -             179.6          (179.6)            -
  Unearned compensation - ESOP                  (25.1)            -               -               -             (25.1)
                                          --------------  --------------  --------------  --------------  --------------
    Preferred shareholders' equity               31.2             -             179.6          (179.6)           31.2
                                          --------------  --------------  --------------  --------------  --------------

  Common stock                                  407.0         1,155.7           185.2        (1,340.9)          407.0
  Retained earnings (deficit)                   466.9           204.1           (18.5)         (185.6)          466.9
  Accumulated other comprehensive loss          (29.4)           (1.7)          (23.6)           25.3           (29.4)
  Treasury stock, at cost                      (188.1)            -               -               -            (188.1)
                                          --------------  --------------  --------------  --------------  --------------
    Common shareholders' equity                 656.4         1,358.1           143.1        (1,501.2)          656.4
                                          --------------  --------------  --------------  --------------  --------------
       Total shareholders' equity               687.6         1,358.1           322.7        (1,680.8)          687.6
                                          --------------  --------------  --------------  --------------  --------------
                                            $ 1,562.4       $ 2,391.9       $   718.0       $(1,825.6)      $ 2,846.7
                                          ==============  ==============  ==============  ==============  ==============

                                                                   CONSOLIDATED BALANCE SHEET
                                          ------------------------------------------------------------------------------
                                                                        December 31, 1998
                                          ------------------------------------------------------------------------------
                                               Ball         Guarantor      Non-Guarantor   Eliminating     Consolidated
                                           Corporation     Subsidiaries    Subsidiaries    Adjustments         Total
                                          --------------  --------------  --------------  --------------  --------------
ASSETS
Current assets
  Cash and temporary investments            $    11.6       $     0.5       $    21.9       $     -         $    34.0
  Accounts receivable, net                        3.5           194.1            75.9             -             273.5
  Inventories, net                                -             382.5           101.3             -             483.8
  Deferred income tax benefits and
    prepaid expenses                             94.8            76.9            19.4           (96.8)           94.3
                                          --------------  --------------  --------------  --------------  --------------
    Total current assets                        109.9           654.0           218.5           (96.8)          885.6
                                          --------------  --------------  --------------  --------------  --------------

Property, plant and equipment, at cost           35.5         1,471.5           375.9             -           1,882.9
Accumulated depreciation                        (19.8)         (606.0)          (82.7)            -            (708.5)
                                          --------------  --------------  --------------  --------------  --------------
                                                 15.7           865.5           293.2             -           1,174.4
                                          --------------  --------------  --------------  --------------  --------------
Investment in subsidiaries                    1,241.2             0.7             4.8        (1,246.7)            -
Investment in affiliates                          5.8             2.2            72.9             -              80.9
Goodwill, net                                     -             431.1           124.8             -             555.9
Other assets                                     97.1            42.5            18.4             -             158.0
                                          --------------  --------------  --------------  --------------  --------------
                                            $ 1,469.7       $ 1,996.0       $   732.6       $(1,343.5)      $ 2,854.8
                                          ==============  ==============  ==============  ==============  ==============

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
  Short-term debt and current portion
    of long-term debt                       $    31.1       $     -         $    95.7       $     -         $   126.8
  Accounts payable                               48.3           251.2            50.8             -             350.3
  Salaries and wages                             14.1            75.1             7.9             -              97.1
  Other current liabilities                      46.1           121.7            42.4           (96.8)          113.4
                                          --------------  --------------  --------------  --------------  --------------
    Total current liabilities                   139.6           448.0           196.8           (96.8)          687.6
                                          --------------  --------------  --------------  --------------  --------------

  Long-term debt                              1,195.4            10.5            23.9             -           1,229.8
  Intercompany borrowings                      (596.6)          477.3           119.3             -               -
  Employee benefit obligations,
    deferred income taxes and other             109.0           126.5            55.2             -             290.7
                                          --------------  --------------  --------------  --------------  --------------
    Total noncurrent liabilities                707.8           614.3           198.4             -           1,520.5
                                          --------------  --------------  --------------  --------------  --------------

Contingencies
Minority interests                                -               -              24.4             -              24.4
                                          --------------  --------------  --------------  --------------  --------------
Shareholders' equity
  Series B ESOP Convertible Preferred
    Stock                                        57.2             -               -               -              57.2
  Convertible preferred stock                     -               -             174.6          (174.6)            -
  Unearned compensation - ESOP                  (29.5)            -               -               -             (29.5)
                                          --------------  --------------  --------------  --------------  --------------
    Preferred shareholders' equity               27.7             -             174.6          (174.6)           27.7
                                          --------------  --------------  --------------  --------------  --------------

  Common stock                                  368.4           821.7           187.9        (1,009.6)          368.4
  Retained earnings (deficit)                   397.9           114.3           (24.5)          (89.8)          397.9
  Accumulated other comprehensive loss          (31.7)           (2.3)          (25.0)           27.3           (31.7)
  Treasury stock, at cost                      (140.0)            -               -               -            (140.0)
                                          --------------  --------------  --------------  --------------  --------------
    Common shareholders' equity                 594.6           933.7           138.4        (1,072.1)          594.6
                                          --------------  --------------  --------------  --------------  --------------
       Total shareholders' equity               622.3           933.7           313.0        (1,246.7)          622.3
                                          --------------  --------------  --------------  --------------  --------------
                                            $ 1,469.7       $ 1,996.0       $   732.6       $(1,343.5)      $ 2,854.8
                                          ==============  ==============  ==============  ==============  ==============

                                                                   CONSOLIDATED STATEMENT OF INCOME
                                          ------------------------------------------------------------------------------
                                                                For the Nine Months Ended October 3, 1999
                                          ------------------------------------------------------------------------------
                                               Ball         Guarantor      Non-Guarantor   Eliminating     Consolidated
                                           Corporation     Subsidiaries    Subsidiaries    Adjustments         Total
                                          --------------  --------------  --------------  --------------  --------------
Net sales                                   $     -         $ 2,630.6       $   359.6       $  (199.3)      $ 2,790.9
Costs and expenses
  Cost of sales (excluding
    depreciation and amortization)                -           2,237.6           296.0          (199.3)        2,334.3
  Depreciation and amortization                   2.4            97.3            22.3             -             122.0
  Selling and administrative expenses            13.8            70.4            20.2             -             104.4
  Product development and other                   -               9.9             0.1             -              10.0
  Interest expense                               43.1            31.5             7.4             -              82.0
  Equity in earnings of subsidiaries            (95.8)            -               -              95.8             -
  Corporate allocations                         (41.5)           41.5             -               -               -
                                          --------------  --------------  --------------  --------------  --------------
                                                (78.0)        2,488.2           346.0          (103.5)        2,652.7
                                          --------------  --------------  --------------  --------------  --------------
Income (loss) before taxes on income             78.0           142.4            13.6           (95.8)          138.2
Provision for taxes on income                     6.5           (52.6)           (6.3)            -             (52.4)
Minority interests                                -               -              (1.3)            -              (1.3)
Equity in earnings of affiliates                  0.2             -               -               -               0.2
                                          --------------  --------------  --------------  --------------  --------------
Net income (loss)                                84.7            89.8             6.0           (95.8)           84.7
Preferred dividends, net of tax benefit          (2.0)            -               -               -              (2.0)
                                          --------------  --------------  --------------  --------------  --------------
Net earnings (loss) attributable to
  common shareholders                       $    82.7       $    89.8       $     6.0       $   (95.8)      $    82.7
                                          ==============  ==============  ==============  ==============  ==============

                                                                   CONSOLIDATED STATEMENT OF INCOME
                                          ------------------------------------------------------------------------------
                                                              For the Nine Months Ended September 27, 1998
                                          ------------------------------------------------------------------------------
                                               Ball         Guarantor      Non-Guarantor   Eliminating     Consolidated
                                           Corporation     Subsidiaries    Subsidiaries    Adjustments         Total
                                          --------------  --------------  --------------  --------------  --------------
Net sales                                   $     -         $ 1,886.2       $   355.2       $  (186.9)      $ 2,054.5
Costs and expenses
  Cost of sales (excluding
    depreciation and amortization)                -           1,622.1           297.3          (186.9)        1,732.5
  Depreciation and amortization                   2.2            70.8            24.0             -              97.0
  Selling and administrative expenses            (1.1)           54.2            26.4             -              79.5
  Product development and other                   -              10.6             0.1             -              10.7
  Headquarters relocation costs                  15.0             -               -               -              15.0
  Interest expense                               36.5            (2.9)           14.9             -              48.5
  Equity in earnings of subsidiaries            (49.6)            -               -              49.6             -
  Corporate allocations                         (22.0)           22.0             -               -               -
                                          --------------  --------------  --------------  --------------  --------------
                                                (19.0)        1,776.8           362.7          (137.3)        1,983.2
                                          --------------  --------------  --------------  --------------  --------------
Income (loss) before taxes on income             19.0           109.4            (7.5)          (49.6)           71.3
Provision for taxes on income                    16.4           (38.7)           (5.4)            -             (27.7)
Minority interests                                -               -               5.1             -               5.1
Equity in earnings (losses) of affiliates         0.1             -               1.1             -               1.2
                                          --------------  --------------  --------------  --------------  --------------
Income (loss) before extraordinary item
  and accounting change                          35.5            70.7            (6.7)          (49.6)           49.9
Extraordinary loss from early debt
  extinguishment                                 (1.0)          (11.1)            -               -             (12.1)
Cumulative effect of accounting change            -              (1.6)           (1.7)            -              (3.3)
                                          --------------  --------------  --------------  --------------  --------------
Net income (loss)                                34.5            58.0            (8.4)          (49.6)           34.5
Preferred dividends, net of tax benefit          (2.1)            -               -               -              (2.1)
                                          --------------  --------------  --------------  --------------  --------------
Net earnings (loss) attributable to
  common shareholders                       $    32.4       $    58.0       $    (8.4)      $   (49.6)      $    32.4
                                          ==============  ==============  ==============  ==============  ==============

                                                                  CONSOLIDATED STATEMENT OF CASH FLOWS
                                          ------------------------------------------------------------------------------
                                                                For the Nine Months Ended October 3, 1999
                                          ------------------------------------------------------------------------------
                                               Ball         Guarantor      Non-Guarantor   Eliminating     Consolidated
                                           Corporation     Subsidiaries    Subsidiaries    Adjustments         Total
                                          --------------  --------------  --------------  --------------  --------------
Cash flows from operating activities
  Net income (loss)                         $    84.7       $    89.8       $     6.0       $   (95.8)      $    84.7
  Reconciliation of net income (loss)
    to net cash (used in) provided by
    operating activities:
    Depreciation and amortization                 2.4            97.2            22.4             -             122.0
    Deferred income tax provision                 1.7            26.6             2.6             -              30.9
    Equity in earnings of subsidiaries          (95.8)            -               -              95.8             -
    Other, net                                   19.2           (10.9)            0.3             -               8.6
    Changes in working capital
       components                               (15.2)         (137.0)           21.7             -            (130.5)
                                          --------------  --------------  --------------  --------------  --------------
       Net cash (used in) provided by
         operating activities                    (3.0)           65.7            53.0             -             115.7
                                          --------------  --------------  --------------  --------------  --------------

Cash flows from investing activities
  Additions to property, plant and
    equipment                                    (0.5)          (54.1)          (14.5)            -             (69.1)
  Investments in and advances to
    affiliates, net                              (2.9)           (9.4)           12.3             -               -
  Other, net                                      2.7            (1.7)            2.7             -               3.7
                                          --------------  --------------  --------------  --------------  --------------
       Net cash (used in) provided by
         investing activities                    (0.7)          (65.2)            0.5             -             (65.4)
                                          --------------  --------------  --------------  --------------  --------------

Cash flows from financing activities
  Net change in long-term debt                   33.5            (0.1)          (37.8)            -              (4.4)
  Net change in short-term debt                   1.5             -             (15.1)            -             (13.6)
  Acquisitions of treasury stock                (48.1)            -               -               -             (48.1)
  Net proceeds from issuance of common
    stock under various employee and
    shareholder plans                            30.8             -               -               -              30.8
  Common and preferred dividends                (15.9)            -               -               -             (15.9)
  Other, net                                     (2.1)           (0.5)            0.1             -              (2.5)
                                          --------------  --------------  --------------  --------------  --------------
       Net cash provided by (used in)
         financing activities                    (0.3)           (0.6)          (52.8)            -             (53.7)
                                          --------------  --------------  --------------  --------------  --------------

Net increase (decrease) in cash and
  temporary investments                          (4.0)           (0.1)            0.7             -              (3.4)
Cash and temporary investments:
  Beginning of period                            11.6             0.5            21.9             -              34.0
                                          --------------  --------------  --------------  --------------  --------------
  End of period                             $     7.6       $     0.4       $    22.6       $     -         $    30.6
                                          ==============  ==============  ==============  ==============  ==============


                                                              CONSOLIDATED STATEMENT OF CASH FLOWS
                                          ------------------------------------------------------------------------------
                                                              For the Nine Months Ended September 27, 1998
                                          ------------------------------------------------------------------------------
                                               Ball         Guarantor      Non-Guarantor   Eliminating     Consolidated
                                           Corporation     Subsidiaries    Subsidiaries    Adjustments         Total
                                          --------------  --------------  --------------  --------------  --------------
Cash flows from operating activities
  Net income (loss)                         $    34.5       $    58.0       $   (8.4)       $   (49.6)      $    34.5
  Reconciliation of net income (loss)
    to net cash provided by operating
    activities:
    Depreciation and amortization                 2.2            70.8           24.0              -              97.0
    Headquarters relocation costs                 8.0             -              -                -               8.0
    Extraordinary loss from early
      debt extinguishment                         2.0            17.9            -                -              19.9
    Equity earnings of subsidiaries             (49.6)            -              -               49.6             -
    Other, net                                    3.6             9.0           (2.9)             -               9.7
    Changes in working capital
      components, excluding effect of
      acquisitions                               51.4           (44.5)          41.5              -              48.4
                                          --------------  --------------  --------------  --------------  --------------
      Net cash provided by operating
        activities                               52.1           111.2           54.2              -             217.5
                                          --------------  --------------  --------------  --------------  --------------

Cash flows from investing activities
  Additions to property, plant and
    equipment                                    (2.2)          (39.4)         (10.1)             -             (51.7)
  Acquisitions, net of cash acquired            (14.6)         (779.7)           -                -            (794.3)
  Investments in and advances to
    affiliates, net                          (1,074.9)        1,048.9           25.1              -              (0.9)
  Intercompany capital contributions
    and transactions                            (75.5)            -             75.5              -               -
  Other, net                                      0.6            (0.7)          (2.9)             -              (3.0)
                                          --------------  --------------  --------------  --------------  --------------
       Net cash (used in) provided by
         investing activities                (1,166.6)          229.1           87.6              -            (849.9)
                                          --------------  --------------  --------------  --------------  --------------

Cash flows from financing activities
  Net change in long-term debt                1,194.2          (322.9)         (26.4)             -             844.9
  Net change in short-term debt                 (40.7)            -           (107.6)             -            (148.3)
  Debt issuance costs                           (28.9)            -              -                -             (28.9)
  Debt prepayment costs                           -             (17.5)           -                -             (17.5)
  Common and preferred dividends                (15.9)            -              -                -             (15.9)
  Net proceeds from issuance of common
    stock under various employee and
    shareholder plans                            25.2             -              -                -              25.2
  Acquisitions of treasury stock                (12.6)            -              -                -             (12.6)
  Other, net                                     (0.5)            -             (5.5)             -              (6.0)
                                          --------------  --------------  --------------  --------------  --------------
       Net cash provided by (used in)
         financing activities                 1,120.8          (340.4)        (139.5)             -             640.9
                                          --------------  --------------  --------------  --------------  --------------

Net increase in cash and temporary
  investments                                     6.3            (0.1)           2.3              -               8.5
Cash and temporary investments:
  Beginning of period                             4.2             0.5           20.8              -              25.5
                                          --------------  --------------  --------------  --------------  --------------
  End of period                             $    10.5       $     0.4       $   23.1        $     -         $    34.0
                                          ==============  ==============  ==============  ==============  ==============
